UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2007

NCI, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction of Incorporation)	(commission file number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 27, 2007, NCI, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of Karta Technologies, Inc. (“Karta”). The Company is filing this Amended Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited financial statements of Karta as of and for fiscal three months ended March 31, 2007 and 2006 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of Karta as of and for fiscal years ended December 31, 2006, 2005 and 2004 and the related reports of Padgett, Stratemann & Co., LLP and McGladrey & Pullen, LLP are filed with this Form 8-K/A as Exhibit 99.3.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Karta. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 gives effect to the acquisition of Karta as if it had occurred as of March 31, 2007. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006 give effect to the acquisition of Karta as if it had occurred at the beginning of such respective periods. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement among the Company, Karta Technologies, Inc., stockholders of Karta Technologies, Inc., Gurvinder Pal Singh, as representative of the stockholders, and Parvider Kaur, as special indemnitor, dated as of June 27, 2007 (incorporated herein by reference to registrant’s Current Report on Form 8-K as filed with the Commission on June 27, 2007).

10.1	Second Amendment to Loan and Security Agreement, dated June 27, 2007 among NCI, as the Borrower, each of the Subsidiary Borrowers identified on the signature pages thereto, the several banks and financial institutions from time to time parties to such Second Amendment to Loan and Security Agreement (incorporated herein by reference to registrant’s Current Report on Form 8-K as filed with the Commission on June 27, 2007).

23.1*	Consent of McGladrey & Pullen LLP

23.2*	Consent of Padgett, Stratemann & Co., L.L.P.

99.1	NCI’s press release dated June 27, 2007 (incorporated herein by reference from Exhibit 99.3 to registrant’s Current Report on Form 8-K as filed with the Commission on June 27, 2007).

99.2*	Unaudited financial statements of Karta Technologies, Inc. as of and for the three months ended March 31, 2007 and 2006.

99.3*

Audited financial statements of Karta Technologies, Inc. for the years ended December 31, 2006, 2005, and 2004 and related report of Padgett, Stratemann & Co., LLP, independent auditors, and related report of McGladrey & Pullen, LLP, independent auditors.

99.4*	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007; Statements of Income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006.

*	filed herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: September 10, 2007	By:	/s/ Judith L. Bjornaas
Judith L. Bjornaas
Senior Vice President and Chief Financial Officer